                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:    January 21, 2004
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                        United Community Financial Corp.
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             (Exact name of registrant as specified in its charter)


            Ohio                      0-24399                  34-1856319
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(State or other jurisdiction        (Commission             (IRS Employer of
          incorporation)            File Number)         Identification Number)


         275 Federal Plaza West
             Youngstown, Ohio                                   44503-1203
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (330) 742-0500
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                                 Not Applicable
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         (Former name or former address, if changes since last report.)

Item 7.  Financial Statements and Exhibits

         (a.) and (b.)     Not applicable.

         (c.)              Exhibits.  See Index to Exhibits.



Item 12: Results of Operations and Financial Condition.

On January 21, 2004, United Community Financial Corp. issued a press release discussing its earnings for the fourth quarter of 2003. The press release is attached as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNITED COMMUNITY FINANCIAL CORP.

                                   By:   /s/  Patrick A. Kelly
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                                         Patrick A. Kelly
                                         Chief Financial Officer

Dated: January 21, 2004

                                INDEX TO EXHIBITS

Exhibit 99        Press release dated January 21, 2004